Aware Ultra-Short Duration Enhanced Income ETF Trading Symbol: AWTM Listed on NYSE Arca, Inc. Summary Prospectus March 31, 2021 www.awareetf.com
Before you invest, you may want to review the Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 31, 2021 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.awareetf.com. You can also get this information at no cost by calling (866) 539‑9530 or by sending an e-mail request to awareetf@torosoinv.com.
Investment Objective
The Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”) seeks to maximize current income targeting a yield of 0.75% to 1.00% over the yield of the most recently issued 3-month U.S. Treasury bill while maintaining a portfolio consistent with the preservation of capital and daily liquidity designed to meet the requirements of the relevant standard-setting and regulatory support organization applicable to U.S. insurance companies for treatment equivalent to that of investment grade securities held by a U.S. insurance company, while striving to achieve the status denoting the most favorable numerical group of credit quality categories for such investments held by U.S. insurance companies.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Distribution and/or Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.02%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 194% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective, under normal circumstances, by investing at least 80% of its net assets in U.S.-dollar denominated investment-grade fixed- and floating-rate bonds, and debt securities with an overall effective duration of less than one year. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates and a fund with a higher effective duration will, under normal circumstances, have a greater sensitivity to interest rates. For example, if a portfolio has a duration of one year, and interest rates increase (fall) by 2%, the portfolio would decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.
The Fund’s investments may include instruments issued by both U.S. and non-U.S. government and private sector issuers, including asset-backed securities (“ABS”). Instruments issued by the U.S. government include U.S. Treasury and U.S. agency securities, which may include mortgage-backed securities (“MBS”) issued or guaranteed by the U.S. government, federal agencies, or U.S. government sponsored instrumentalities. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, including the use of the “To Be Announced” (“TBA”) market for MBS investments. The Fund may also invest in private placements and “Rule 144A” securities, which are subject to resale restrictions, as well as ETFs that primarily invest in debt instruments.
The Fund is not a money market fund and does not seek to maintain a stable NAV of $1.00 per Share.
As part of the Fund’s principal investment strategy or for temporary defensive purposes, the Fund may invest, without limitation, in short-term instruments such as commercial paper and/or repurchase agreements collateralized by U.S. government securities, corporate obligations, municipal debt securities, MBS, cash or cash equivalents.
The Fund’s investment sub-adviser, National Investment Services of America, LLC, doing business as National Investment Services (“NIS” or the “Sub-Adviser”), has broad discretion to determine the most favorable strategies and investment opportunities for the Fund, as well as the instruments and investment techniques used by the Fund to achieve its investment objective. The Sub-Adviser determines which instruments to purchase, hold, or sell based on a variety of factors, including expectations regarding an instrument or group of instruments’ risk and correlation, as well as market conditions and economic metrics, such as interest rates and inflation. The Sub-Adviser seeks to buy instruments that it believes will best help the Fund achieve its objective and seeks to sell instruments whose outlook has changed or to redeploy assets in more attractive investment opportunities. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the Sub-Adviser deems it is in the best interest of shareholders.
The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund seeks to generate income at a rate that is 0.75% to 1.00% higher than the rate associated with the most recently issued three-month U.S. Treasury bill. As the Fund does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than other funds that do seek to replicate the performance of an index. The Fund may actively and frequently trade all or a significant portion of its portfolio.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies, and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you. The following risks could affect the value of your investment in the Fund:
•Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued by U.S. government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and government-sponsored entities, including, the Government National Mortgage Administration (“Ginnie Mae”). Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. By contrast, Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.
•ABS Risk. The price paid by the Fund for ABS, the yield the Fund expects to receive from such securities, and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Collateralized Loan Obligation (“CLO”) Risk. In addition to the normal interest rate, default and other risks of fixed-income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
•Commercial Paper Risk. The value of the Fund’s investments in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
•Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
•Debt Securities Risk. The Fund invests in debt securities, such as bonds and certain asset-backed securities, that involve certain risks, including:
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.
•ETF Risks.
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.
•Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.
•High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
•Illiquid Securities Risk. The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.
•Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

◦Financial Services Sector Risk. The Fund may invest in companies in the financial services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital, among other factors. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses. As of November 30, 2020, 28.9% of the Fund’s net assets were invested in the financial services sector.
•Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•Limited Operating History Risk. The Fund is newer with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.
•Market Trading Risk. The trading prices of debt securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
•MBS Risk. The Fund invests in MBS issued or guaranteed by the U.S. government. Such securities are subject to credit, interest rate, prepayment, and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain MBS.
•NAV Risk. The Fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.
•Non-Investment Grade Security Risk. Securities which are rated by credit ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Securities may be downgraded by credit ratings agencies due to, for example, the weakening financial condition of the issuer or declining revenues. If an issuer fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall, and if an issuer fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.
•Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

•Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
•Rating Agencies Risk. Ratings are not an absolute standard of quality. Ratings are general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Repurchase Agreement Risk. Repurchase agreements may be construed to be collateralized loans by the Fund, and if so, the underlying securities relating to the repurchase agreement will only constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. A seller failing to repurchase the security coupled with a decline in the market value of the security may result in the Fund losing money.
•Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
•TBA Securities and Rolls Risk. TBA transactions are subject to increased credit risk and increased overall investment exposure. TBA rolls involve the risk that the Fund’s counterparty will be unable to deliver the MBS underlying the TBA roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. TBA roll transactions may have the effect of creating leverage in the Fund’s portfolio.
•Unrated Securities Risks. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating.
•U.S. Government Obligations Risk. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
•Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Fund’s valuation committee may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

•When-Issued, Delayed Delivery, and Forward Commitment Risks. When-issued and delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future to secure a price and yield to the Fund at the time of entering into the transaction. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets sufficient to meet the purchase price or enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2020. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.awareetf.com.
Calendar Year Ended December 31,
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.20% for the quarter ended June 30, 2020 and the lowest quarterly return was -5.44% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	Since Inception (1/28/2019)
Return Before Taxes	0.45%	2.03%
Return After Taxes on Distributions	-0.19%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares	0.26%	1.17%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.67%	1.43%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts”). In certain cases, the figures representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser: Toroso Investments, LLC (“Toroso” or the “Adviser”)
Investment Sub-Adviser: National Investment Services
Adviser Portfolio Managers: Michael Venuto, Chief Investment Officer for the Adviser, and Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, have each been a portfolio manager of the Fund since December 2020.
Sub-Adviser Portfolio Managers: The following individuals at the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity since January 2021:
Jason C. Berrie, CFA, Chief Investment Officer at the Sub-Adviser
Kent J. White, CFA, Senior Adviser at the Sub-Adviser
Mark R. Anderson, CFA, Chief Strategy Officer at the Sub-Adviser
Jeffrey F. Parker, Lead Portfolio Manager, Preferred Stock at the Sub-Adviser
James S. Kaplan, CFA, Lead Portfolio Manager, Structured Products at the Sub-Adviser
Barbara A. Schalla, CFA, Portfolio Manager, Corporate Bonds at the Sub-Adviser
Lesly M. Barnes, Portfolio Manager, Structured Products and Treasury at the Sub-Adviser
Vincent S. Russo, CFA, Portfolio Manager, Corporate Bonds at the Sub-Adviser
Stefan T. Martin, Portfolio Manager, Structured Products at the Sub-Adviser
Michael D. Fohr, CFA, CPA, JD, MBA, Co-Portfolio Manager, High Yield at the Sub-Adviser
Thomas M Price, Co-Portfolio Manager, High Yield at the Sub-Adviser
Stephen J. Smitley, Portfolio Manager, Municipal Bonds and Structured Products at the Sub-Adviser
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.awareetf.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.